[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

Exhibit (10)dd.
Schedule to Trademark License Agreement Between Levi Strauss & Co. (“LS&Co.”) and
Genesco Inc. (“Licensee” or “Genesco”)
Product Summary: Men’s Footwear
This schedule (including its exhibits) (“Schedule”) is agreed to by LS&Co. and Licensee and incorporates by reference as though set forth in full the Terms and Conditions to Trademark License Agreement (including its exhibits and any amendments or addendums) dated as of December 17, 2019 (“T&C”). The Schedule and the T&C constitute a trademark license agreement (“Agreement”) between the parties. In the event of a conflict between the T&C and this Schedule, the Schedule shall govern and control. All capitalized terms are defined in the T&C or the Schedule. For convenience, the parties may, but are not required to, refer to the Agreement by the Product Summary referenced above, if any. LS&Co. and Licensee agree as follows:

1.	Brand: Dockers®

2.	Products: Men’s Footwear, excluding flip flops and slippers

3.
Territory: (i) United States, its territories and possessions; (ii) Canada; (iii) Costa Rica, Nicaragua, Honduras, El Salvador, Guatemala, Belize, Panama, Columbia, Ecuador, Bolivia, Venezuela (collectively, “LATAM”); (iv) Mexico; and (v) Aruba, Bahamas, Barbados, Belize, Cayman Islands, Dominican Republic, Guyana, Haiti, Jamaica, Antigua and Barbuda, Dominica, Grenada, Saint Johns, Saint Kitts and Nevis, Saint Lucia, Saint Vincent, Sint Maarten, Suriname, Trinidad and Tobago (collectively, the “Caribbean”). Mexico, LATAM, and the Caribbean are Territories only for the First Annual Period; provided however that LS&Co. may in its sole discretion approve in writing the Caribbean as a Territory beyond the First Annual Period.

4.
Initial Term: January 2, 2020 (“Effective Date”) to November 30, 2024. The Term shall consist of 5 Annual Periods. Each Annual Period will commence December 1 of a given year and end November 30 of the following year except for the first Annual Period which will commence as of January 2, 2020 and end November 30, 2020. Unless earlier terminated in accordance with the terms of the Agreement or extended by LS&Co. with respect to the Caribbean Territory, the end of the First Annual Period, November 30, 2020, shall be treated as a termination of the Agreement with respect to the LATAM, Mexico, and Caribbean Territories, and the terms of the Agreement relating to termination shall apply with respect to the Products in such Territories, including without limitation the applicable terms of Section 14.

5.	Exceptions to Exclusivity: LS&Co. and/or its authorized third-party partners may manufacture, market, distribute and sell in the Territory, in any sales channels, including Approved Retailers:

a.	The Products at any concession models and shop-in-shops.

b.	The Products that are developed in conjunction with or bearing the trademarks of other third parties (e.g. collaborations with Karla x Dockers®).

[***]

2.	Trademarks: Exhibit 1

3.	Design Schedule: Exhibit 2

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

4.	Approved Retailers:

a.	Exhibit 3 (First Quality Approved Retailers)

b.	Exhibit 4 (Second Quality Approved Retailers and MFO Retailers).

5.	Approved Distributors: Exhibit 5

6.	Approved Manufacturers: Exhibit 6

7.	Other Relationships: Exhibit 7

8.	National Branded Trademarks and Private Label-Captive Branded Trademarks: Exhibit 8

9.	Form Royalty Report: Exhibit 9

10.	Sales Plan: Exhibit 10

11.	Competitors: Exhibit 11

12.	Renewal Notice Period: September 1, 2023 to November 30, 2023.

13.	Data Security and Privacy Obligations: Exhibit 12

14.	Earned Royalty:

Annual Period	First Quality Earned Royalties	Second Quality Earned Royalties	MFO Earned Royalties
2020	[***]%	[***]%	[***]%
2021	[***]%	[***]%	[***]%
2022	[***]%	[***]%	[***]%
2023	[***]%	[***]%	[***]%
2024	[***]%	[***]%	[***]%

15.    Second Quality Threshold:
If Net Sales of Second Quality Products and MFO Products are greater than [***] percent ([***]%) of total Product sales (measured in units or U.S. Dollars) in an Annual Period, the Earned Royalty for the Second Quality Products and MFO Products sold above such threshold for the Annual Period shall be [***] percent ([***]%).

16.
Guaranteed Minimum Royalty: The Guaranteed Minimum Royalty shall be [***] percent ([***]%) of the First Quality Earned Royalties set forth in the Sales Plan, as designated in the table below in U.S. dollars. For avoidance of doubt, non First Quality Earned Royalties (i.e., Second Quality Earned Royalties and MFO Earned Royalties) shall not count towards Guaranteed Minimum Royalty obligations and must be paid to LS&Co. directly.

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

Annual Period	U.S.	Canada	Mexico	LATAM
2020*	[***]	[***]	[***]	[***]
2021	[***]	[***]	[***]	[***]
2022	[***]	[***]	[***]	[***]
2023	[***]	[***]	[***]	[***]
2024	[***]	[***]	[***]	[***]
*2020 GMR is based on a 11 month period

17.	Guaranteed Marketing Contribution: [***]

18.	Excess Marketing Payment: [***]

19.
Earned Marketing Contribution: The Earned Marketing Contribution will be [***]% of Net Sales and based annually on the Sales Plan submitted to LS&Co. on or before September 1 of each Annual Period. [***]

Earned Marketing Contribution (% of Aggregate Net Sales)
Annual Period
2020	[***]%
2021	[***]%
2022	[***]%
2023	[***]%
2024	[***]%

20.	Marketing Spend: [***]% of the projected aggregate Net Sales on First Quality Products for that Annual Period as reflected by the Sales Plan. [***]

21.	Named Personnel (pursuant to Section 7 of the T&C):

a.	Name of initial Designer: Michael Blankinship

b.	Name of initial Manager: Andrew Gilbert

22.	Breach Threshold:
The Breach Threshold shall be [***] percent ([***]%) of total Product sales (measured in units or U.S. Dollars) in an Annual Period.

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

23.	Notice Address:

If to LS&Co.:

John Wang, Senior Director, Global Business Development, Licensing & Operations
Levi Strauss & Co.
1155 Battery Street
San Francisco, CA 94111
Telephone: (415) 501-6000
Facsimile: (415) 501-1782
Email: [***]

With a copy to:

LSA Chief Counsel
Levi Strauss & Co.
1155 Battery Street
San Francisco, CA 94111
Email: [***]

If to Licensee:

Andrew Gilbert, President
Genesco Licensed Brands
1415 Murfreesboro Road, Suite 388
Nashville, TN 37217
Phone: 615-367-7493
Email: agilbert@genesco.com

With a copy to:

Scott Becker, General Counsel
Genesco Inc.
1415 Murfreesboro Road, Suite 490
Nashville, TN 37217
Phone: 615-367-7531
Email: sbecker@genesco.com

28.	Other Terms modified in the T&C:

[***]
C. Intentionally Deleted.
[***]

E.	Section 3.4(a): All royalty payments shall be received by LS&Co. by the 30th day of each Quarter based on Net Sales of the previous Quarter just ended.

F.	Section 4.3: This Section is deleted.

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

G.	Section 4.4: The following is added to the end of the last sentence: “except for references to the Brand in general HR materials.”

H.	Section 4.8: This Section is deleted.

I.	Section 5.2:

a.	The term “[***] ([***]) Styles” is changed to “[***] ([***]) Styles” in the first sentence in this Section.

b.	[***]

c.
The last two sentences in this Section are deleted and replaced with the following: “Design approval granted by LS&Co. shall remain in effect for the Quarter for which it was granted and eleven (11) Quarters thereafter.”

J.	Section 6.1:
a. [***]
b. The sixth sentence in this Section is deleted and replaced with the following: “LS&Co. shall pay for any additional Samples it requests at a price equal to Licensee’s landed cost for the item if shipped to LS&Co. from the United States and the terms of sale will be agreed to by the parties in writing based on cost of goods and actual costs if shipped to LS&Co. from a non-United States location.”

K.	Section 6.3:

a.	The following is added to the beginning of the first sentence of Section 6.3: “Subject to the last sentence in Section 5.2,”

b.	[***]
L. Section 6.4: The second sentence of this Section is deleted and replaced with the following: “Licensee shall provide to LS&Co. additional production lines or portions of lines of Products at LS&Co.’s request upon payment by LS&Co. of an amount equal to Licensee's landed cost for the Products if shipped to LS&Co. from the United States and the terms of sale will be agreed to by the parties in writing based on cost of goods and actual costs if shipped to LS&Co. from a non-United States location.”

M.
Section 6.6: The following is added to the end of this Section: “LS&Co. will provide written notice of any changes (which may include invites to or notices of seminars, conferences, or webcasts addressing such changes) to the LS&Co. Restricted Substance List and LS&Co.’s Animal Welfare Policy.”

N.
Section 7.3: The last sentence of this Section is deleted and replaced with the following: “If at any time LS&Co. disapproves of such an individual, the parties will work in good faith to resolve such issue.”

O.	Section 8.5: The second and third sentence in this Section is deleted and replaced with the following:
“After Licensee's receipt of such notice, Licensee may ship Products to the retailer for a period of [***] days. If Licensee has executed supply contracts with a disapproved retailer which require Licensee to ship beyond [***] days, Licensee shall provide LS&Co. with a copy of any such contract for LS&Co.’s consent to ship beyond the [***] day period (which consent shall not be unreasonably withheld, conditioned or delayed), and Licensee may fulfill any non-cancelable portion of that supply contract.”
P. Section 9.1: The following is added to the end of this Section: “LS&Co. and/or its representatives shall provide at least thirty (30) days written notice if it inspects any

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

overseas office of Licensee. LS&Co. and its representatives shall be bound by confidentiality obligations no less stringent than the terms hereof with respect to any inspection of Licensee’s facilities or offices under this Section 9.1, and LS&Co. shall use commercially reasonable efforts to enforce such confidentiality obligations in the event of a breach of confidentiality by its representatives.”

Q.	Section 9.2: The following is added to the end of this Section:
“Copies of Licensee’s audited balance sheet, income statement, statement of cash flows and statement of stockholders’ equity, and the notes to those statements, as of the year-end and for the twelve-month period then ended will only be provided to LS&Co. in the event that that Licensee is no longer a publicly traded company. LS&Co.’s right to inspect and audit all books of account of Licensee related to this Agreement that is conducted in the ordinary course of business under this Section 9.2 shall (i) be limited to three years preceding the audit and (ii) LS&Co. shall not have the right to re-audit books of account that have been examined under a prior audit. For purposes of clarity, the limitation in the preceding sentence shall not apply to any inspections and audits that are related to any action or investigation by any governmental entity of competent jurisdiction or any third-party litigation involving Licensee’s performance under this Agreement.”

R.
Section 9.4: This Section is deleted and replaced with the following: “If Licensee is no longer a publicly traded company, Licensee shall provide LS&Co. with immediate written notice if at any time during the Term of this Agreement Licensee is, or reasonably believes that it is likely to become, insolvent in that Licensee is unable to pay its debts as they become due, or balance sheet insolvent in that the value of Licensee’s assets are less than the amount of its liabilities.”

S.
Section 10.1: The following is added to the end of this Section: “LS&Co. will provide written notice of any changes (including through invites to or notices of seminars, conferences, and webcasts addressing such changes) to the GSOG.”

T.	Section 10.6(a): References to the term “shareholders”, “partner(s)” and “Affiliate company of Licensee” is deleted in this Section.

U.
Section 10.7: The second sentence in this Section is deleted and replaced with the following: “In connection with such compliance, Licensee certifies, represents, and warrants that none of its respective property or interests are “blocked” under any of the Anti-Terrorism Laws and that neither Licensee nor any of its directors, officers, or senior managers of Licensee’s Licensed Brands division are in violation of any of the Anti-Terrorism Laws.”

V.
Section 11.2: This Section is deleted and replaced with the following: “Except as provided herein, (i) rights in and to all Products and any other item furnished to Licensee under this Agreement will be the sole and exclusive property of LS&Co; and (ii) rights in and to Licensee Intellectual Property (as defined herein) will be the sole and exclusive property of Licensee.”

W.
Section 11.6: The following is added to the end of this Section: “During the Term, Licensee may use the Trademarks on stationary and business cards provided that such material clearly indicates that Licensee is a licensee of LS&Co. (for example, by including the legend “Authorized Levi Strauss & Co. Licensee” on the material) and does not give the impression that Licensee and LS&Co. are otherwise related. The

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

material shall be subject to LS&Co.’s approval and shall be modified by Licensee pursuant to LS&Co.’s instructions.”

X.	Section 11.10: This Section is deleted and replaced with the following:
“11.10 Design Ownership and Assignment. Subject to Licensee’s rights in Licensee Intellectual Property, LS&Co. shall own, and Licensee either agrees all such are “works for hire” or assigns to LS&Co., all right, title and interest in any copyrightable works, trademarkable, or patentable designs or inventions and know-how embodied in or comprising (i) the artwork on or the exterior shapes or designs of the Products (excluding Generic Designs), (ii) the artwork on the designs of the advertising, packaging and other ancillary materials (tags, labels, and the like) accompanying the Products, as well as (iii) the trade-fixtures designed and developed for Licensee’s showrooms and any in-store shops or in-store areas for the sale of Products within the stores of Approved Retailers, in each instance that the parties agree in writing are to be exclusive to the Products. Upon LS&Co.’s reasonable written request, Licensee shall cause any third parties LS&Co. designates (which may include Licensee’s employees and independent contractors) to sign copyright, patent or design assignments to LS&Co. for these aforementioned materials, in the form LS&Co. requires or approves. All patent, trademark and copyright registrations in respect thereof, whether created or furnished by Licensee or LS&Co., shall only be applied for by LS&Co., at LS&Co.’s discretion and expense, with the applications designating LS&Co. as the owner, as the case may be. LS&Co. may use these designs and other materials in any manner it desires, so long as the use does not conflict with rights granted to Licensee under this Agreement. Licensee shall cause to be placed on all Products and packaging, when necessary, notices (reviewed and approved in advance by LS&Co.) designating LS&Co. as the trademark, copyright or design patent owner, as the case may be, to the extent applicable. Upon LS&Co.’s reasonable, written request, Licensee shall cooperate with LS&Co. in promptly providing artwork, designs, concepts, tech packs, or any other such creative documentation in the format reasonably requested by LS&Co. Licensee shall own all right, title and interest in any copyrightable works, patentable or trademarkable designs or inventions, know-how and any other Intellectual Property embodied in or comprising (i) the technical features of the Products, including their components and movements and (ii) any proprietary technology, design, invention, or otherwise that Licensee had developed prior to the commencement of this Agreement (but excluding LS&Co. Intellectual Property pursuant to any prior trademark license agreement between the parties) or develops independently during the term hereof that is not developed exclusively for LS&Co. (“Licensee Intellectual Property”). Notwithstanding the foregoing, nothing in this Agreement shall prevent use by Licensee of Generic Designs or grant to either party any ownership rights in and to any Generic Designs, including during the Initial Term of this Agreement, any Renewal Term, or after its termination or expiration.”

Y.	Section 11.11: This Section is deleted and replaced with the following:

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

“11.11     Design License. Subject to LS&Co.’s rights in LS&Co. Intellectual Property, LS&Co. grants to Licensee the exclusive right, license and privilege to use the designs and other Intellectual Property furnished by LS&Co. or created exclusively for LS&Co. under this Agreement and all related copyrights and design patents, if any, solely in connection with Products sold to Approved Retailers in the Territory. LS&Co. shall execute and deliver to Licensee all documents and instruments necessary to document that license. Licensee shall have no right to use the licensed designs under any other trademark or label or for any other product without first obtaining the prior approval of LS&Co., including, without limitation, any unique, signature design element or technical feature for the Products.”

Z.	Section 11.13: This Section is deleted and replaced with the following:
“11.13    Innovations. Licensee agrees to disclose to LS&CO. all inventions, discoveries, ideas, concepts, methods, techniques and products conceived, developed, or reduced to practice by Licensee and Licensee’s Affiliates, owners, and/or employees during the term of this Agreement relating to the development, manufacture or distribution of Products and other materials related to Products, in each instance to the extent created exclusively for LS&Co. (collectively, “Innovations”).  Subject to Licensee’s rights in any Licensee Intellectual Property incorporated therein, all such Innovations, including developed in collaboration with LS&Co., its Affiliates and/or its partners, will be and hereby are deemed to be LS&Co.’s sole and exclusive property (“LS&Co. Innovations”). To the fullest extent permitted by law, LS&Co. will own all right, title, and interest in and to all LS&Co. Innovations.  The LS&Co. Innovations will be works made for hire to the maximum extent permitted by law.  If any of the LS&Co. Innovations do not qualify as works made for hire, Licensee assigns to LS&Co. all right, title and interest in and to such LS&Co. Innovations and all extensions and renewals thereof.  If reasonably requested by LS&Co., Licensee will execute a written assignment of such rights to LS&Co. and any other documents necessary for LS&Co. to establish or protect its rights in and to such LS&Co. Innovations. If Licensee has any rights to the LS&Co. Innovations that cannot be assigned to LS&Co. (other than rights in Licensee Intellectual Property), Licensee unconditionally and irrevocably assigns the enforcement of such rights to LS&Co. and grants LS&Co., its affiliates, subcontractors, agents and assignees, an exclusive, irrevocable, perpetual, universal, fully paid up, royalty-free license (with the right to sublicense through multiple levels of sublicensees), under all intellectual property rights, to make, sell, use, execute, reproduce, modify, adapt, display, perform, distribute, make derivative works of, export, disclose, market, promote, sell and otherwise disseminate or transfer any and all rights in and to the LS&Co. Innovations.”

AA.	Section 12.2: Section 12.2 is deleted and replaced with the following:
“Other Licenses. Licensee’s and its Affiliates’ Other Relationships are designated in a Schedule. During the Term, Licensee and its Affiliates shall not, except as approved in writing by LS&Co. in its sole discretion, become a party to

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

any Competitive License, and except as otherwise permitted herein, Licensee and its Affiliates shall not manufacture or sell as a wholesaler, any Competitive Products bearing trademarks of or otherwise on behalf of National Branded Trademarks and Private Label-Captive Trademarks without prior written approval from Licensor, provided, however, that Licensee and its Affiliates shall have rights to manufacture and sell products as a supplier for those Private Label-Captive Trademarks.  Each Competitive License and other manufacture or sale of Competitive Products bearing trademarks of or otherwise on behalf of National Branded Trademarks and Private Label-Captive Trademarks shall be deemed Other Relationships upon LS&Co’s written approval thereof. If Licensee enters into any license or sublicense agreement (that is not a Competitive License) giving Licensee the right to manufacture and sell as a wholesaler any Competitive Products, LS&Co.’s approval shall not be required; however, Licensee shall notify LS&Co. in writing of such license or sublicense agreement as soon as practical following execution of such license or sublicense. LS&Co. reserves the right to modify any exhibit in a Schedule designating National Branded Trademarks and Private Label-Captive Trademarks in its sole discretion once per Annual Period upon thirty (30) days written notice to Licensee; provided, that no such National Branded Trademarks or Private Label-Captive Trademarks include current licensors of Licensee.

BB. Section 13.1
a.    [***]
b.    Subsection (p): This subsection is deleted and replaced with the following: “Licensee fails to comply with the Global Sourcing and Operations Guidelines referred to in Section 10.3 within the time specified therein or to the reasonable satisfaction of LS&Co.”
c.     Subsection (u): This subsection is deleted and replaced with the following: “Licensee is in material breach under the terms of any other trademark license agreement or other contract between Licensee (and/or Licensee’s Affiliates) and LS&CO. (and/or LS&CO.’s Affiliates) related to Licensee’s payment obligations, indemnity obligations, compliance with laws, LS&CO.’s Global Sourcing and Operating Guidelines, including TOE, or Licensee’s gross negligence and willful misconduct.”

CC. Section 13.2: This Section is deleted and replaced with the following:
“If any Event of Default specified in Sections 13.1 [***] occurs or an Event of Default specified in Sections 13.1 [***] occurs that is uncurable, then LS&Co. may immediately terminate this Agreement, with that termination effective upon delivery of notice to Licensee. With respect to subsections (j) or (r), an uncurable Event of Default is one that arises from or relates to violation of applicable law, including Data Privacy Laws, breach of PCI Requirements, unauthorized access or disclosure of LS&Co. Confidential Information or Data, or the occurrence of any Security Incident resulting from Licensee’s or its subcontractor’s breach of this Agreement (including any Schedule), as applicable. If any other Event of Default occurs, or if LS&Co. decides not to terminate immediately the Agreement in respect of an Event of Default

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

specified in Sections 13.1 [***], or any Event of Default specified in Sections 13.1 [***] occurs that is curable, then Licensee, upon written notice from LS&Co. to Licensee describing the circumstances giving rise to that Event of Default, shall promptly and at its expense cure the Event of Default to the satisfaction of LS&Co. at its sole discretion. If Licensee fails to cure such Event of Default within thirty (30) days, then LS&Co. may, in its sole option and discretion, terminate this Agreement upon delivery to Licensee of a written notice to that effect, with that termination effective upon delivery of notice to Licensee. LS&Co. may in its sole discretion provide written notice providing a longer period of time for Licensee to cure any Event of Default. It is understood and agreed that Licensee shall not have a right to cure if there occurs a second Event of Default under the same subsection of Section 13.1 within [***] of a prior Event of Default that did not, because of cure or otherwise, result in termination of this Agreement.”

DD. Section 14.1: The term “[***] percent ([***]%)” is hereby replaced with “[***] percent ([***]%).”
EE. Section 14.2: The fifth sentence of this Section is deleted and replaced with the following: “LS&Co. shall pay Licensee for any finished Products and Samples at a price equal to Licensee’s landed cost for the item if shipped to LS&Co. from the United States and the terms of sale will be agreed to by the parties in writing based on cost of goods and actual costs if shipped to LS&Co. from a non-United States location.”
FF. Section 14.3:

a.	The term “[***]” in this Section is deleted and replaced with “[***]”.

b.	[***]

GG.
Section 15.3: The first sentence in this Section is deleted and replaced with the following: “Licensee shall administer consumer claims notification, assessment and any processing of payments for such claim. In the event a claim exceeds [***] per incident, (i) Licensee shall promptly notify LS&Co. in writing, (ii) advise LS&Co. of its proposed resolution of such claim prior to actual resolution and (iii) LS&Co. reserves the right to resolve such claim at LS&Co.’s sole expense and provide input on resolution of such claim. In the event that LS&Co. receives notification of a consumer claim related to the Products, LS&Co. shall promptly notify Licensee of such claim.”

HH.	Section 15.4: A new Section 15.4 is hereby added:
“Section 15.4     Waiver of Consequential Damages. NOTWITHSTANDING ANYTHING HEREIN OR IN ANY OTHER AGREEMENT BETWEEN THE PARTIES TO THE CONTRARY, AND EXCEPT FOR DAMAGES ARISING FROM (I) A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, (II) INDEMNIFICATION OBLIGATIONS WITH RESPECT TO THIRD-PARTY CLAIMS, (III) BREACH OF SECTION 17 (IV) BREACH OF DATA SECURITY AND PRIVACY OBLIGATIONS SET FORTH IN A SCHEDULE, (V) VIOLATIONS OF APPLICABLE LAW (INCLUDING DATA PRIVACY LAWS), OR (VI) ANY DAMAGES RELATING TO EITHER PARTY’S TRADEMARKS AND/OR OTHER INTELLECTUAL PROPERTY, NEITHER PARTY SHALL, UNDER ANY CIRCUMSTANCES, BE LIABLE TO THE OTHER PARTY FOR LOST PROFITS, LOSS REVENUES, CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, OR INDIRECT DAMAGES

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

ARISING OUT OF OR RELATED TO THIS AGREEMENT, EVEN IF THE PARTY HAS BEEN APPRISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSS, HOWEVER CAUSED, WHETHER FOR BREACH OR REPUDIATION OF CONTRACT, BREACH OF WARRANTY OR NEGLIGENCE OR OTHERWISE.

II.	Section 16.1:

a.
Subsection (a) of this Section is deleted and replaced with the following: “Commercial General/Public Liability insurance, $5 million per occurrence, including ongoing operations, products and completed operations (extending coverage to all products utilizing any of the Trademarks or related marks), personal and advertising injury, and contractual liability, at least as favorable to all insureds in all respects.”

b.
The first clause of Subsection (b) of this Section is deleted and replaced with the following: “Cyber/ Media Liability appropriate to Licensee’s business, with limits of at least $5 million per claim and which at a minimum provides coverage for claims arising from:”

JJ.	Section 16.2:

a.	Subsection (c) of this Section is deleted.

b.	Subsection (d) of this Section is deleted.
KK. Section 16.3:

a.
The third sentence of Subsection (a) is deleted and replaced with the following: “Should Licensee’s insurance expire during the term of this Agreement or an extension thereof, Certificates of Insurance evidencing the renewal of Licensee’s required insurance must be received by LS&Co. five (5) days post the expiration of Licensee’s insurance.”

b.     Subsection (b) of this Section is deleted.
LL. Section 17.4: The last sentence in this Section is deleted.
MM. Section 18.2:

a.
The first sentence in this Section is replaced with the following: “Licensee may not assign this Agreement or any rights granted under this Agreement, or delegate any of its obligations under this Agreement, without first obtaining the written approval of LS&Co., and LS&Co. may require payment of a transactional fee to LS&Co. equal to [***] (the “Transactional Fee”); provided that LS&Co. has provided documentation supporting such Transactional Fee.”

b.	The sixth and seventh sentence in this Section is deleted and replaced with the following:

“In addition, any transaction or event in which the Licensee itself acquires, in any manner (including those set forth above), an ownership interest of any entity listed in Exhibit 11 of a Schedule shall be treated as a Change in Control for the purposes of this Agreement; provided, that in no event shall a [***] be payable in connection with such transaction or event. LS&Co. may update Exhibit 11 in its sole discretion each time the Agreement is renewed or as of the effective date if the parties enter into a new trademark license agreement with Licensee for the Products. Except to the extent prohibited by

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

confidentiality provisions in an agreement, or by law, regulatory authority, or court order Licensee shall notify LS&Co. in writing of any contemplated Change in Control at least [***] days prior to the expected date the Change in Control occurs and actual Change in Control within [***] days after its occurrence.”

NN.
Section 19: The fifth sentence is deleted and replaced with the following: “If LS&Co. fails to affirmatively approve or disapprove of an item or matter within ten (10) business days after submittal to LS&Co., then Licensee shall contact [***] or other LS&Co. designee. Such individual or his or her designee shall use commercially reasonable efforts to affirmatively approve or disapprove of the submission within five (5) business days of Licensee’s second notice to LS&Co.”

OO. Section 24.4: The first sentence of this Section is deleted and replaced with the following:

“This Agreement contains the entire agreement between LS&Co. and Licensee for the matters set forth therein, and represent the final, complete and exclusive statement of LS&Co. and Licensee and supersede all prior or contemporaneous agreements, communications, arrangements or understandings between LS&Co. and Licensee, including, without limitation, any letter of intent and that certain Trademark License Agreement, dated August 9, 2000, by and between the parties, as amended (except with respect to each party’s rights and obligations that survive termination in accordance with the terms thereof).”

PP.	Exhibit A:

a.	Definition of “Competitive Products” is deleted and replaced with the following:
““Competitive Products” means any goods that [***] compete with the Products.”

b.	Definition of “Generic Designs” is added to this Exhibit:
““Generic Designs” means basic or standard designs, design elements, technical features or styles that are commonly used by multiple unaffiliated third parties within the footwear industry (e.g., wingtips, twin gore boots, etc.).”

c.	Definition of “Intellectual Property” is deleted and replaced with the following:
““Intellectual Property” means any and all rights in and to all U.S. and foreign (i) patents and patent applications, (ii) copyrights, (iii) unpatented information, trade secrets, data, or materials, (iv) trademarks, tradenames, designs, logos and other indicia of origin, and (v) any other intellectual or other proprietary rights of any kind now known or later recognized in any jurisdiction.”

PP.	Exhibit B: This Exhibit is deleted. The parties shall agree upon the terms of sale for Products sold to LS&Co. in an addendum to this Agreement.

29.	Additional Terms:

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

A. Licensee Distribution: In addition to the license rights granted in the Agreement, Licensee may market, sell, and distribute the Products through (1) the retail channels of Little Burgundy, Journeys, and any other Licensee owned and operated retail channels as approved in writing by LS&Co. in its sole discretion within the U.S. and Canada; and (2) a website owned and operated by Licensee, at Licensee’s sole expense, with a URL of dockersshoes.com to be solely designated to sales of the Products within the U.S. (“Footwear Website”) (each an “Approved Distribution Channel” and collectively, the “Approved Distribution Channels”). LS&Co. may in its sole discretion withdraw its approval of any Approved Distribution Channel (excluding the Footwear Website) at any time during the Term upon written notice to Licensee. Licensee shall operate the Footwear Website in compliance with all applicable laws, any guidelines and/or policies provided in writing by LS&Co., any data security and privacy obligations set forth herein, including the obligations in Exhibit 12 herein, and in accordance with the terms of this Agreement. LS&Co. may withdraw its approval of the Footwear Website in connection with any material breach arising from or relating to the operation of the Footwear Website, including without limitation Licensee’s, including its subcontractor’s, failure to comply with the obligations in the preceding sentence or the occurrence of any Security Incident resulting from Licensee’s or its subcontractor’s breach of this Agreement (including any Schedule). For purposes of clarity, Licensee shall pay LS&Co. the First Quality Earned Royalties on Net Sales of Products sold through the foregoing Approved Distribution Channels.

B.	LS&Co. Coordination:
LS&Co. will use reasonable efforts to coordinate (i) its non-footwear marketing activities for the Brand with Licensee’s footwear marketing activities for the Brand to develop a holistic presentation in core marketing materials for the Brand and (ii) LS&Co.’s footwear distribution for the Brand in the Territory for the ultimate benefit of LS&Co. LS&Co.’s failure to coordinate any activities under this Section 29.B shall not be deemed a breach of any obligation under this Agreement or in any way excuse Licensee from performance under this Agreement; however, in the event the coordination does not occur, the issue shall be escalated to John Wang (jwang@levi.com) or other LS&Co. designee.
C. [***]

IN WITNESS WHEREOF, LS&CO. and Licensee, by their duly authorized representatives, have signed this Schedule as of the date set forth below.
LEVI STRAUSS & CO.                Licensee

By:                            By: _________________________
Name: Thomas Berry                    Name: Parag Desai
Title: SVP, Business Development            Title: SVP, Strategy & Shared Services
Date: ________________________            Date: _______________________

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

Exhibit 1
TRADEMARKS
Dockers® Brand

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

Exhibit 2
Form Seasonal Design Schedule
The following design schedule constitutes Target Dates:

[***]

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

Exhibit 3

FIRST QUALITY APPROVED RETAILERS
[***]

ECOMMERCE FIRST QUALITY APPROVED RETAILERS
[***]

Exhibit 4
SECOND QUALITY APPROVED RETAILERS AND MFO RETAILERS
[***]
E-COMMERCE SECOND QUALITY APPROVED RETAILERS
[***]

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

Exhibit 5
Approved Distributors
Indeka – Canada
IAC – LATAM
PARUNO - Mexico

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

EXHIBIT 6
Approved Manufacturers

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

Exhibit 7
Other Relationships
Lucky Brand Men’s Footwear
GH Bass
Johnston & Murphy
Pony
Etonic
Mountain Gear
HS Trask
FUBU
Adio
Phat Farm
Baby Phat

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

Exhibit 8

NATIONAL BRANDED TRADEMARKS
Alexander Julian Brands including Julian
Haggar Clothing
Lee
Union Bay
Joes Jeans

PRIVATE LABEL-CAPTIVE TRADEMARKS
Alfani
Apartment 9
American Living
Arizona
Axcess
Axis
Axist
C9
Claiborne
Club Room
Concepts by Liz Claiborne
Croft and Barrow
Covington
David Taylor
Express
Hathaway
J. Ferrar

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

John Ashford
John Henry
Kirkland Signature
Liz Claiborne
M151
Madison
Protocol
Saddlebred
Stafford
Sonoma
Structure
Tasso Elba
American Rag
Rock n Republic
INC International Concepts
Denim and Supply: Ralph Lauren
Decree
Urban Pipeline

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

Exhibit 9
Form Royalty Report

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

Exhibit 10
Sales Plan

Sales Estimates – USA (in U.S. dollars)

Period	Calendar	First Quality Sales	2 Quality/ Closeouts Sales	Marketplace and DTC Sales	Minimum Renewal Sales
Year 1*	Effective Date – 11/30/2020	$[***]	$[***]	$[***]	$[***]
Year 2	12/1/2020 – 11/30/2021	$[***]	$[***]	$[***]	$[***]
Year 3	12/1/2021 – 11/30/2022	$[***]	$[***]	$[***]	$[***]
Year 4	12/1/2022 – 11/30/2023	$[***]	$[***]	$[***]	$[***]
Year 5	12/1/2023 – 11/30/2024	$[***]	$[***]	$[***]	$[***]
*2020 Sales Estimates are based on a 11 month period

Sales Estimates – CANADA in CND$

Period	Calendar	First Quality Sales	Club Sales	Minimum Renewal Sales
Year 1*	Effective Date – 11/30/2020	$[***]	$[***]	$[***]
Year 2	12/1/2020 – 11/30/2021	$[***]	$[***]	$[***]
Year 3	12/1/2021 – 11/30/2022	$[***]	$[***]	$[***]
Year 4	12/1/2022 – 11/30/2023	$[***]	$[***]	$[***]
Year 5	12/1/2023 – 11/30/2024	$[***]	$[***]	$[***]
*2020 Sales Estimates are based on a 11 month period

Sales Estimates – MEXICO (in U.S. dollars)

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

Period	Calendar	Projected Minimum Net Sales
Year 1*	Effective Date – 11/30/2020	$[***]
*2020 Sales Estimates are based on a 11 month period

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

Exhibit 11
Competitors

AG
Alexander Julian Brands including Julian
Alfani
American Living
American Rag
Apartment 9
Arizona
Axcess
Axis
Axist
C9
Calvin Klein
Chaps
Claiborne
Club Room
Concepts by Liz Claiborne
Covington
Croft and Barrow
David Taylor
Denim and Supply: Ralph Lauren
Decree
Dickies
Express
Guess
Haggar Clothing
Hathaway
Hudson Jeans

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

Hugo Boss
INC International Concepts
J Brand
J. Ferrar
Joes Jeans
John Ashford
John Henry
Kenneth Cole
Kirkland Signature
Lee
Liz Claiborne
M151
Madewell
Madison
Nautica
NYDJ
Paige Jeans
Perry Ellis
Polo Ralph Lauren
Protocol
Rock & Republic
Saddlebred
Stafford
Sonoma
Structure
Tasso Elba
Tommy Bahama
Tommy Hilfiger
Union Bay

[***] Indicates portions of this exhibit that have been omitted pursuant to a request for confidential treatment.

Urban Pipeline
Wrangler

Exhibit 12

Licensee’s Data Security and Privacy Obligations

1.	General

a.
Licensee represents and warrants that it will comply with applicable privacy and data protection laws, rules, directives, regulations (“Data Privacy Laws”) of the Territory in relation to the collection, use, storage, disclosure and handling of all data collected by Licensee in connection with the manufacture, advertising, distribution and sale of Products that constitutes personally identifiable information, personal information, or personal data (“Data”) under such Data Privacy Laws. The parties agree that Data shall not include business contact information of the Parties collected in the ordinary course of business.

b.
Licensee will implement and maintain administrative, physical and technical safeguards meeting good industry standards designed to prevent the accidental or unauthorized access, collection, receipt, transmission, storage, disposal, use, alteration, processing, disclosure, destruction or loss of Data.

c.
When fulfilling its obligations under the Agreement, Licensee will provide consumers with all applicable notices required under Data Privacy Laws, and will collect, process and store all opt ins, consents and requests (such as opt out requests) in compliance with Data Privacy Laws.

2.	PCI DSS Compliance

a.
If applicable to Licensee’s performance under the Agreement, Licensee shall at all times, at its sole cost, ensure that it complies with the Payment Card Industry (“PCI”) Data Security Standards (“PCI DSS”) requirements for securing and protecting cardholder data that are prescribed by the PCI Security Standards Council, as they may be amended from time to time (collectively, the “PCI Requirements”).

3.	Security Incidents.

a.
In the event of an actual or Suspected (as defined below) unlawful or accidental destruction, loss, unauthorized disclosure of, or access to, Data in Licensee’s or in its subcontractors’ possession (“Security Incident”), Licensee is responsible for (a) remedying the Security Incident, preventing any further Security Incidents, and applying appropriate remediation efforts designed to prevent a recurrence of the Security Incident at Licensee’s expense in accordance with Data Privacy Laws; (b) providing notifications to regulatory authorities and consumers in accordance with Data Privacy Laws; and (c) notifying LS&Co. of the Security Incident within forty-eight (48) hours of bringing such Security Incident to the attention of Licensee’s senior management (except to the extent such notification is prohibited by Data Privacy Laws or law enforcement). Without in any way limiting Licensee’s indemnification obligations in Section 15.2 of the T&C, Licensee shall also indemnify and hold harmless LS&Co. and its Affiliates, directors, officers, employees and agents against any and all liability, claims, causes of action, suits, judgments, settlements, penalties, regulatory fines, damages and expenses (including reasonable attorney’s' fees and expenses in disputes, investigations or proceedings involving third parties (including governmental and regulatory authorities) which LS&Co. is or becomes liable for, or may incur solely by reason of, arising out of or relating to any third-party claim or action arising from or relating to a Security Incident regarding Data collected, used, stored, or handled by Licensee, its subcontractors or its or their respective employees or contractors as well as for actual reasonable out-of-pocket costs incurred by LS&Co. in responding to, and mitigating damages arising from or relating to any Security Incident. “Suspected” means that Licensee’s initial analysis of an event results in the determination that there is a reasonable likelihood of a negative impact on Data and results in bringing the event to the attention of Licensee’s senior management.

4.	Data Transfer

a.
The parties agree that in the event either party will provide Data to the other party, the parties shall enter into a separate data transfer agreement containing provisions designed to protect such information and data in compliance with Data Privacy Laws.